UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On January 7, 2022, Liquidia Technologies, Inc. (the “Company”) filed a motion seeking summary judgment of invalidity of claims 1-3, 6, and 8-9 of U.S. Patent No. 9,593,066 (“the ’066 patent”) and claims 1-4, 6, and 8 of U.S. Patent No. 9,604,901 (“the ’901 patent”) due to collateral estoppel in the lawsuit filed by United Therapeutics Corporation (“United Therapeutics”) against the Company in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00755-RGA) (the “Hatch-Waxman Litigation”). On March 11, 2022, Magistrate Judge Jennifer L. Hall issued a recommendation to deny the Company’s motion on grounds that United Therapeutics did not have timely notice of the Company’s collateral estoppel argument and on grounds that the prior decision that served as the basis for collateral estoppel was decided based on a different standard of proof than the standard of proof that will apply in the Hatch-Waxman Litigation. In issuing her recommendation, Judge Hall expressly noted that she was not commenting on the validity of the asserted claims in the ‘066 or ‘901 patents or the likelihood that the Court may find the claims of the ‘066 and ‘901 patents invalid for the same reasons that the U.S. Patent Trial and Appeal Board found U.S. Patent No. 8,497,393 invalid. The parties have the opportunity to object to Judge Hall’s recommendation, after which Judge Richard G. Andrews, who is presiding over the Hatch-Waxman Litigation, will issue a decision on whether he adopts Judge Hall’s recommendation.

As previously disclosed, in December 2021, United Therapeutics agreed to the entry of judgment of the Company’s non-infringement of the ’901 patent based on the Court’s construction of certain terms in the patent. Accordingly, only the ‘066 patent and U.S. Patent No. 10,716,793 (‘793 patent) remain at issue in the Hatch-Waxman Litigation. Trial is scheduled for March 28-30, 2022, with closing arguments to be held on March 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2022	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta